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                                                                   EXHIBIT 24.1


                              POWER OF ATTORNEY
                              -----------------




STATE OF ILLINOIS   )
                    ) SS
COUNTY OF  Cook     )
         ----------

     KNOW ALL MEN BY THESE PRESENTS that John F. Podjasek, Jr., having an address at Barrington, Illinois, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Howard Walker, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, John F. Podjasek, Jr., has hereunto, set his hand this 11th day of March, 1998.
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                                            /s/ John F. Podjasek, Jr.
                                            -------------------------
                                            John F. Podjasek, Jr.



     I, Leah J. Banks, a Notary Public in and for said County in the State aforesaid, do hereby certify that John F. Podjasek, Jr., personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 11th day of March, 1998.
                                                ----        -----


                                            /s/ Leah J. Banks
                                            -------------------------
                                            (Notary Public)



My Commission Expires:


     January 7, 2002
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